UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3430

                        Oppenheimer U.S. Government Trust
                        ---------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: AUGUST 31

                     Date of reporting period: MAY 31, 2005

ITEM 1. SCHEDULE OF INVESTMENTS.


Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS  MAY 31, 2005/UNAUDITED
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                                                             AMOUNT                 VALUE
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--5.8%
--------------------------------------------------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile Asset-Backed Certificates, Series 2005-1A,
Cl. A2, 3.15%, 4/20/08 1,2                                                          $     1,350,000      $      1,347,894
--------------------------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts., Series
2004-2, Cl. A3, 3.58%, 1/15/09                                                            4,780,000             4,733,629
--------------------------------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates:
Series 2004-D, Cl. AF1, 2.98%, 4/25/20 1                                                  1,879,954             1,869,672
Series 2005-B, Cl. AF1, 4.02%, 3/26/35 1                                                  1,560,223             1,559,116
--------------------------------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates, Home Equity Mtg.
Obligations, Series 2004-1, Cl. 1A2, 2.427%, 6/25/19                                      2,650,000             2,635,647
--------------------------------------------------------------------------------------------------------------------------
CIT Equipment Collateral, Equipment Receivable-Backed Nts., Series 2004-DFS,
Cl. A2, 2.66%, 11/20/06 1                                                                 3,940,000             3,919,201
--------------------------------------------------------------------------------------------------------------------------
Conseco Finance Securitizations Corp., Home Equity Loan Pass-Through
Certificates, Series 2000-4, Cl. M1, 8.73%, 5/1/32 1                                      5,000,000               475,000
--------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates:
Series 2004-B, Cl. A2, 2.48%, 2/8/07 1                                                    3,512,818             3,505,736
Series 2005-B, Cl. A2, 3.75%, 12/8/07                                                     4,650,000             4,649,070
--------------------------------------------------------------------------------------------------------------------------
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series
2000-A, Cl. B, 8/15/25 1,3,4                                                              4,550,157                11,375
--------------------------------------------------------------------------------------------------------------------------
Equity One ABS, Inc., Home Equity Mtg. Pass-Through Certificates, Series
2004-3, Cl. AF2, 3.80%, 7/25/34                                                             865,000               859,418
--------------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates:
Series 2002-A, Cl. A4A, 4.36%, 9/15/06                                                    2,582,629             2,586,569
Series 2004-A, Cl. A2, 2.13%, 10/15/06                                                    5,659,210             5,642,224
Series 2005-B, Cl. A2, 3.77%, 9/15/07                                                     4,650,000             4,652,634
--------------------------------------------------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts., Series 2003-3,
Cl. A1, 1.50%, 1/15/08                                                                    3,104,094             3,094,414
--------------------------------------------------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust, Automobile Receivable Nts.:
Series 2002-A, Cl. A4, 4.28%, 10/16/06                                                      463,544               463,950
Series 2004-A, Cl. A2, 1.40%, 7/17/06                                                        51,253                51,125
--------------------------------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Home Equity Mtg. Obligations, Series 2004-3,
Cl. A2, 3.24%, 11/25/34 1,2                                                               1,069,789             1,070,593
--------------------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust, Home Equity Pass-Through
Certificates, Series 2005-1, Cl. AF2, 3.914%, 5/25/35                                       950,000               944,740
--------------------------------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3, 2.41%, 10/16/06                                                      141,245               141,267
Series 2004-1, Cl. A2, 1.43%, 9/15/06                                                        35,675                35,629
Series 2004-2, Cl. A2, 2.41%, 2/15/07                                                     3,673,248             3,663,882
--------------------------------------------------------------------------------------------------------------------------
Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed Securities,
Series 2004-A, Cl. A2, 2.47%, 1/22/07                                                     4,647,870             4,631,190
--------------------------------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile Receivable Nts., Series 2004-B,
Cl. A2, 2.40%, 5/21/07                                                                    3,165,336             3,154,913
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Trust, Collateralized Mtg. Obligations, Series
2004-2, Cl. AI1B, 2.94%, 9/25/18                                                          5,492,281             5,453,678
                                                                                                         -----------------
Total Asset-Backed Securities (Cost $70,424,625)                                                               61,152,566


1      |      OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS  MAY 31, 2005/UNAUDITED
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                                                             AMOUNT                 VALUE
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--78.9%
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--67.3%
--------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--66.6%
Fannie Mae Whole Loan, Collateralized Mtg. Obligations Pass-Through
Certificates, Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                                   $     8,212,626      $      8,684,852
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
6%, 7/1/24-10/1/34                                                                       38,475,621            39,603,945
6.50%, 4/1/18-3/1/29                                                                      3,410,277             3,553,102
7%, 6/1/29-3/1/32                                                                        16,622,746            17,541,057
7%, 8/1/16-6/1/34 9                                                                      11,146,193            11,738,654
7.50%, 9/1/12-2/1/32                                                                      1,501,041             1,597,993
8%, 4/1/16                                                                                2,705,855             2,898,993
9%, 8/1/22-5/1/25                                                                           624,161               681,411
11.50%, 6/1/20                                                                               49,601                55,232
12.50%, 7/1/19                                                                              180,078               201,496
13%, 8/1/15                                                                                 158,960               178,633
14%, 1/1/11                                                                                  58,157                65,795
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Series 2196, Cl. GB, 8%, 3/15/30                                                            700,860               753,759
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations, Pass-
Through Participation Certificates, Series 151, Cl. F, 9%, 5/15/21                          160,643               160,597
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                                          764,411               766,974
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                       2,925,522             3,035,981
Series 2080, Cl. Z, 6.50%, 8/15/28                                                        1,878,100             1,945,092
Series 2387, Cl. PD, 6%, 4/15/30                                                          3,181,672             3,217,494
Series 2392, Cl. PV, 6%, 12/15/20                                                         9,952,000            10,243,711
Series 2410, Cl. NE, 6.50%, 9/15/30                                                       1,005,350             1,010,972
Series 2423, Cl. PD, 6.50%, 11/15/30                                                        785,132               785,251
Series 2498, Cl. PC, 5.50%, 10/15/14                                                        344,595               346,128
Series 2500, Cl. FD, 3.59%, 3/15/32 2                                                     1,634,108             1,639,233
Series 2526, Cl. FE, 3.49%, 6/15/29 2                                                     2,118,035             2,125,357
Series 2551, Cl. FD, 3.49%, 1/15/33 2                                                     1,685,523             1,698,259
Series 2583, Cl. KA, 5.50%, 3/15/22                                                       5,723,623             5,770,948
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
Security:
Series 192, Cl. IO, 10.161%, 2/1/28 5                                                       839,020               148,030
Series 195, Cl. IO, 0.61%, 4/1/28 5                                                      12,048,571             2,363,733
Series 200, Cl. IO, 9.538%, 1/1/29 5                                                      1,013,440               191,263
Series 205, Cl. IO, 5.981%, 9/1/29 5                                                      5,564,698             1,007,865
Series 206, Cl. IO, (19.13)%, 12/1/29 5                                                   1,617,663               315,307
Series 217, Cl. IO, (1.381)%, 2/1/32 5                                                    2,066,494               365,409
Series 2074, Cl. S, 6.773%, 7/17/28 5                                                     1,068,611               140,174
Series 2079, Cl. S, 5.512%, 7/17/28 5                                                     1,685,355               226,156
Series 2122, Cl. S, 21.699%, 2/15/29 5                                                    7,698,347               771,380
Series 2304, Cl. SK, 24.376%, 6/15/29 5                                                   7,212,379               636,540
Series 2493, Cl. S, 21.583%, 9/15/29 5                                                    1,646,476               161,020
Series 2526, Cl. SE, 15.932%, 6/15/29 5                                                   2,805,220               216,336
Series 2819, Cl. S, 9.571%, 6/15/34 5                                                    24,976,080             2,353,176
Series 2920, Cl. S, 22.706%, 1/15/35 5                                                   15,481,736               946,940
--------------------------------------------------------------------------------------------------------------------------


2      |      OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS  MAY 31, 2005/UNAUDITED
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                                                             AMOUNT                 VALUE
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
--------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED CONTINUED
Federal Home Loan Mortgage Corp./Government National Mortgage
Assn., Gtd. Multiclass Mtg. Participation Certificates, Series 28, Cl. PG,
6.875%, 2/25/23                                                                     $       230,363      $        229,968
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 6/1/20 9                                                                          14,667,000            14,602,832
5%, 2/1/18-3/1/34                                                                        21,769,917            21,935,543
5%, 6/1/20-6/1/35 9                                                                     104,909,000           105,476,108
5.50%, 2/1/33-1/1/34                                                                     62,127,651            63,105,082
5.50%, 6/1/20-6/1/34 9                                                                   89,551,085            91,502,419
6%, 9/1/24                                                                                2,382,974             2,462,405
6%, 6/1/20-6/25/35 9                                                                     54,468,333            56,198,190
6.50%, 11/1/28-10/1/30                                                                    7,109,101             7,409,965
6.50%, 6/1/35 9                                                                         133,710,000           138,932,980
7%, 11/1/17                                                                               6,152,676             6,467,474
7%, 6/1/35 9                                                                              7,905,000             8,342,241
7.50%, 2/1/27                                                                             1,790,176             1,924,471
8%, 12/1/22                                                                                  95,297               103,260
8.50%, 7/1/32                                                                               339,143               369,168
11%, 7/1/16                                                                                  88,061                99,423
11.50%, 11/1/15-11/17/20                                                                    534,641               597,784
13%, 11/1/12                                                                                  9,238                10,027
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor, Trust, Commercial Mtg.
Obligations, Trust 2001-T6, Cl. B, 6.088%, 5/25/11                                       10,000,000            10,927,130
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                                           222,895               229,294
Trust 1998-63, Cl. PG, 6%, 3/25/27                                                          749,848               750,826
Trust 2001-50, Cl. NE, 6%, 8/25/30                                                        1,730,251             1,747,805
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                        1,771,206             1,800,617
Trust 2001-72, Cl. NH, 6%, 4/25/30                                                        1,320,368             1,331,928
Trust 2001-74, Cl. PD, 6%, 5/25/30                                                          552,366               557,785
Trust 2002-52, Cl. FD, 3.52%, 9/25/32 2                                                   2,120,874             2,130,577
Trust 2002-77, Cl. WF, 3.49%, 12/18/32 2                                                  2,639,935             2,657,158
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                                     1,904,456             1,903,867
Trust 2003-10, Cl. HP, 5%, 2/25/18                                                        6,170,000             6,301,402
Trust 2003-81, Cl. PA, 5%, 2/25/12                                                          415,526               415,126
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                       4,060,000             4,151,799
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-
Only Stripped Mtg.-Backed Security:
Trust 2001-T4, Cl. IO, 4.524%, 7/25/41 1,5                                               11,794,995               477,770
Trust 2002-28, Cl. SA, 10.514%, 4/25/32 5                                                 1,498,857               145,035
Trust 2002-38, Cl. SO, 11.156%, 4/25/32 5                                                 2,240,431               161,298
Trust 2002-39, Cl. SD, 4.205%, 3/18/32 5                                                  2,367,919               251,125
Trust 2002-48, Cl. S, 9.809%, 7/25/32 5                                                   2,490,825               252,804
Trust 2002-52, Cl. SL, 9.647%, 9/25/32 5                                                  1,534,115               156,992
Trust 2002-53, Cl. SK, 4.436%, 4/25/32 5                                                  1,477,037               157,614
Trust 2002-56, Cl. SN, 11.892%, 7/25/32 5                                                 3,403,527               347,439
Trust 2002-77, Cl. IS, 9.724%, 12/18/32 5                                                 3,817,030               403,146
--------------------------------------------------------------------------------------------------------------------------


3      |      OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS  MAY 31, 2005/UNAUDITED
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                                                             AMOUNT                 VALUE
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
--------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED CONTINUED
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Trust 221, Cl. 2, 3.03%, 5/1/23 5                                                   $     4,344,967      $        827,631
Trust 240, Cl. 2, 11.295%, 9/1/23 5                                                       2,705,416               504,680
Trust 252, Cl. 2, 2.367%, 11/1/23 5                                                       1,995,454               391,866
Trust 254, Cl. 2, 2.509%, 1/1/24 5                                                        2,863,924               550,821
Trust 303, Cl. IO, 5.959%, 11/1/29 5                                                      1,605,168               300,397
Trust 321, Cl. 2, 2.25%, 3/1/32 5                                                         7,174,963             1,327,165
Trust 322, Cl. 2, 3.999%, 4/1/32 5                                                        2,116,752               371,181
Trust 324, Cl. 2, (2.54)%, 6/1/32 5                                                       5,581,632             1,046,652
Trust 327, Cl. 2, 4.175%, 8/1/32 5                                                        6,500,422             1,126,713
Trust 329, Cl. 2, 5.482%, 1/1/33 5                                                        3,417,268               654,087
Trust 333, Cl. 2, 7.42%, 3/1/33 5                                                         4,420,151               849,614
Trust 338, Cl. 2, 6.143%, 6/1/33 5                                                        3,019,975               581,712
Trust 2001-63, Cl. SD, 14.858%, 12/18/31 5                                                2,382,265               238,928
Trust 2001-68, Cl. SC, 12.992%, 11/25/31 5                                                1,734,238               188,906
Trust 2001-81, Cl. S, 11.799%, 1/25/32 5                                                  1,884,153               198,763
Trust 2002-9, Cl. MS, 9.237%, 3/25/32 5                                                   2,793,767               300,858
Trust 2002-52, Cl. SD, 3.958%, 9/25/32 5                                                  2,120,874               217,343
Trust 2002-77, Cl. SH, 18.523%, 12/18/32 5                                                2,260,348               232,291
Trust 2003-4, Cl. S, 0%, 2/25/33 5                                                        4,177,998               427,138
Trust 2005-40, Cl. SB, 33.631%, 5/25/35 5                                                10,073,795               630,781
                                                                                                         -----------------
                                                                                                              698,139,652
--------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.7%
Government National Mortgage Assn.:
3.375%, 4/20/17 2                                                                            64,225                64,896
6.50%, 11/15/23-12/15/23                                                                    162,636               171,368
7%, 1/15/28-1/20/30                                                                       1,470,569             1,558,568
7.25%, 12/15/05                                                                                  52                    51
7.50%, 10/15/06-11/15/26                                                                  1,230,941             1,324,767
8%, 6/15/06-8/15/28                                                                         339,630               367,061
8.25%, 4/15/08                                                                                9,505                 9,930
8.50%, 1/15/06-12/15/17                                                                     991,476             1,080,100
9%, 9/15/08-5/15/09                                                                          33,439                35,284
9.50%, 7/15/18-12/15/19                                                                      58,216                64,799
10%, 8/15/17-8/15/19                                                                        158,172               179,594
10.50%, 8/15/13-5/15/21                                                                     531,160               605,179
11%, 10/20/19-7/20/20                                                                       441,969               492,279
11.50%, 2/15/13                                                                              14,267                15,871
12%, 12/15/12-3/15/14                                                                         6,902                 8,045
12.50%, 1/15/14-11/15/14                                                                    112,516               127,383
13%, 4/15/11-12/15/14                                                                        17,713                19,680
13.50%, 5/15/11-1/15/13                                                                      17,003                19,481
14%, 6/15/11                                                                                  4,501                 5,172
--------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped Mtg.-
Backed Security:
Series 1998-6, Cl. SA, 5.616%, 3/16/28 5                                                  2,050,921               249,283


4      |      OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS  MAY 31, 2005/UNAUDITED
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                                                             AMOUNT                 VALUE
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
--------------------------------------------------------------------------------------------------------------------------
Series 1998-19, Cl. SB, 5.496%, 7/16/28 5                                           $     3,388,438      $        451,974
                                                                                                         -----------------
                                                                                                                6,850,765
--------------------------------------------------------------------------------------------------------------------------
PRIVATE--11.6%
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--10.3%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1996-MD6, Cl. A2, 7.356%, 11/13/29 2                                               3,000,000             3,188,146
Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                                                  4,464,503             4,643,847
--------------------------------------------------------------------------------------------------------------------------
Bank of America Mortgage Securities, Inc., Collateralized Mtg. Obligations
Pass-Through Certificates:
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                                    6,239,520             6,343,286
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                                    4,693,402             4,829,807
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34                                                   2,680,783             2,681,061
Series 2004-G, Cl. 2A1, 2.469%, 8/25/34 2                                                   884,236               883,433
Series 2005-E, Cl. 2A2, 4.994%, 5/25/35                                                   1,620,000             1,627,594
--------------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series 1997-CTL1, 6.67%, 6/22/24 5                            43,598,921             1,751,281
--------------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 2001-SPGA, Cl. B, 6.662%, 8/13/18                                   10,767,000            11,955,095
--------------------------------------------------------------------------------------------------------------------------
First Union National Bank/Lehman Brothers/Bank of America Commercial
Mtg. Trust, Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%,
11/18/35                                                                                  3,080,000             3,252,823
--------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-
Through Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29                             2,111,045             2,210,525
--------------------------------------------------------------------------------------------------------------------------
Heller Financial Commercial Mortgage Asset Corp., Interest-Only
Commercial Mtg. Obligations, Series 2000-PH1, Cl. X, 7.605%, 1/17/34 5                  175,197,241             2,973,325
--------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Commercial Mortgage Finance Corp., Commercial Mtg.
Obligations, Series 2000-C9, Cl. A2, 7.77%, 10/15/32                                     10,000,000            11,279,975
--------------------------------------------------------------------------------------------------------------------------
Lehman Structured Securities Corp., Collateralized Mtg.
Obligations, Series 2002-GE1, Cl. A, 2.514%, 7/26/24 1                                      645,889               562,730
--------------------------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, Pass-Through Collateralized Mtg.
Obligations, Series 2004-6, Cl. 10A1, 6%, 7/25/34                                         6,471,055             6,624,699
--------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30                                     3,480,000             3,702,139
--------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series
2001-C1, Cl. A2, 6.36%, 3/12/34                                                          10,000,000            10,942,938
--------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15                             8,181,000             9,322,503
--------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations Interest-
Only Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 18.677%,
2/25/32 5                                                                                22,387,824             3,530,267
--------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., Collateralized Mtg. Pass-
Through Certificates, Series 2005-AR5, Cl. A1, 4.852%, 4/25/35                            6,244,107             6,266,036
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities Trust, Collateralized Mtg.
Obligations:
Series 2004-DD, Cl. 2A1, 4.54%, 1/25/35 2                                                 6,678,094             6,684,441
Series 2004-W, Cl. A2, 4.612%, 11/25/34 2                                                 2,448,606             2,445,036
                                                                                                         -----------------
                                                                                                              107,700,987
--------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--1.3%
Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations,
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                                   5,415,149             5,509,618
--------------------------------------------------------------------------------------------------------------------------


5      |      OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS  MAY 31, 2005/UNAUDITED
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                                                             AMOUNT                 VALUE
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
--------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL CONTINUED
Salomon Smith Barney RV Trust, Recreational Vehicles Mtg. Obligations,
Series 2001-1, Cl. B, 6.64%, 4/15/18                                                $     2,500,000      $      2,541,769
--------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations Pass-
Through Certificates, Series 2002-AL1, Cl. B2, 3.45%, 2/25/32                             4,206,419             3,791,659
--------------------------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security,
Series 1995-2B, Cl. 2IO, (0.417)%, 6/15/25 5                                             15,298,083               443,138
--------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Loan Trust, Collateralized Mtg. Obligations, Series
2000-1, Cl. M3, 4.84%, 1/25/40 2                                                          1,503,514             1,512,109
                                                                                                         -----------------
                                                                                                               13,798,293
                                                                                                         -----------------
Total Mortgage-Backed Obligations (Cost $819,027,963)                                                         826,489,697

--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--51.4%
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds, 3.125%, 11/15/06                                    20,315,000            20,147,137
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
6.625%, 9/15/09                                                                          36,620,000            40,438,111
6.875%, 9/15/10                                                                          10,100,000            11,449,188
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
3.01%, 6/2/06                                                                            11,400,000            11,329,252
3.75%, 5/17/07                                                                           10,270,000            10,247,221
4.25%, 7/15/07                                                                           12,810,000            12,919,551
6.625%, 9/15/09                                                                          18,300,000            20,181,185
7.25%, 1/15/10                                                                           70,110,000            79,566,857
7.25%, 5/15/30 6                                                                          6,085,000             8,345,006
--------------------------------------------------------------------------------------------------------------------------
Freddie Mac Unsec. Reference Nts., 5.25%, 1/15/06                                         5,430,000             5,484,881
--------------------------------------------------------------------------------------------------------------------------
Resolution Funding Corp. STRIPS, 5.92%, 1/15/21 7                                        25,656,000            12,644,046
--------------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
5.375%, 11/13/08                                                                         16,600,000            17,369,111
7.125%, 5/1/30                                                                            2,610,000             3,527,501
Series A, 6.79%, 5/23/12                                                                 61,107,000            70,474,703
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.50%, 8/15/28                                                                            7,862,000             9,104,566
6.875%, 8/15/25 8                                                                        15,740,000            20,924,992
7.25%, 5/15/16                                                                            4,325,000             5,508,463
9.25%, 2/15/16                                                                           39,850,000            57,492,990
11.25%, 2/15/15                                                                           1,450,000             2,284,204
STRIPS, 4.90%, 2/15/16 7                                                                 24,460,000            15,609,320
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
2.50%, 9/30/06 6,8                                                                       20,625,000            20,360,753
2.50%, 10/31/06 8                                                                         8,800,000             8,678,657
2.75%, 7/31/06-8/15/07 8                                                                 75,446,000            74,484,981
                                                                                                         -----------------
Total U.S. Government Obligations (Cost $522,460,437)                                                         538,572,676

--------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--1.4%
--------------------------------------------------------------------------------------------------------------------------
Israel (State of) Aid Bonds, United States Gtd., 5.50%, 12/4/23 (Cost
$13,000,580)                                                                             13,050,000            14,447,368


6      |      OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS  MAY 31, 2005/UNAUDITED
--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                                                             AMOUNT                 VALUE
--------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.7%
--------------------------------------------------------------------------------------------------------------------------
Undivided interest of 2.31% in joint repurchase agreement (Principal
Amount/Value $1,220,266,000, with a maturity value of $1,220,367,689)
with UBS Warburg LLC, 3%, dated 5/31/05, to be repurchased at
$28,152,346 on 6/1/05, collateralized by Federal National Mortgage Assn.,
4.50%--6%, 3/1/20--4/1/35, with a value of $1,246,387,946 (Cost
$28,150,000)                                                                        $    28,150,000      $     28,150,000
--------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (excluding Investments Purchased with
Cash Collateral from Securities Loaned) (Cost $1,453,063,605)                                               1,468,812,307
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--0.4%
--------------------------------------------------------------------------------------------------------------------------
Undivided interest of 0.11% in joint repurchase agreement (Principal
Amount/Value $4,000,000,000, with a maturity value of $4,000,343,333)
with Nomura Securities, 3.09%, dated 5/31/05, to be repurchased at
$4,381,816 on 6/1/05, collateralized by U.S. Agency Mortgages, 2.54%--
8.50%, 8/1/08--1/1/41, with a value of $4,160,000,000 10 (Cost $4,381,440)                4,381,440      $      4,381,440
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS, AT VALUE (COST $1,457,445,045)                                             140.6%        1,473,193,747
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                         (40.6)         (425,186,809)

                                                                                    --------------------------------------
NET ASSETS                                                                                    100.0%     $  1,048,006,938
                                                                                    ======================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Illiquid security. The aggregate value of illiquid securities as of May 31, 2005 was $14,799,087, which represents 1.41% of the Fund's net assets. See accompanying Notes to Quarterly Statement of Investments.

2. Represents the current interest rate for a variable or increasing rate security.

3. Issue is in default. See accompanying Notes to Quarterly Statement of Investments.

4. Non-income producing security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $32,563,347 or 3.09% of the Fund's net assets as of May 31, 2005.

6. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $8,831,406. See accompanying Notes to Quarterly Statement of Investments.

7. Zero coupon bond reflects effective yield on the date of purchase.

8. Partial or fully-loaned security-- See accompanying Notes to Quarterly Statement of Investments.

9. When-issued security or forward commitment to be delivered and settled after May 31, 2005. See accompanying Notes to Quarterly Statement of Investments.

10. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes to Quarterly Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                        $1,459,408,973
                                                      ===============

Gross unrealized appreciation                         $   29,687,881
Gross unrealized depreciation                            (15,903,107)
                                                      ---------------
Net unrealized appreciation                           $   13,784,774
                                                      ===============


7      |      OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS  MAY 31, 2005/UNAUDITED
--------------------------------------------------------------------------------

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of May 31, 2005, the Fund had purchased $490,950,712 of securities on a when-issued basis or forward commitment and sold $65,415,010 of securities issued on a when-issued basis or forward commitment.

In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of May 31, 2005, securities with an aggregate market value of $11,375, representing less than 0.005% of the Fund's net assets, were in default.

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

FUTURES CONTRACTS. A futures contract is a commitment to buy or sell a specific amount of a commodity or


8      |      OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS  MAY 31, 2005/UNAUDITED
--------------------------------------------------------------------------------

financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of May 31, 2005, the Fund had outstanding futures contracts as follows:

                                                                                          UNREALIZED
                                 EXPIRATION     NUMBER OF        VALUATION AS OF        APPRECIATION
CONTRACT DESCRIPTION                  DATES     CONTRACTS           MAY 31, 2005      (DEPRECIATION)
----------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                     6/21/05           909        $   106,779,094    $     3,799,396

CONTRACTS TO SELL
U.S. Long Bonds                     9/21/05            11              1,291,813             (6,573)
U.S. Treasury Nts., 2 yr.           9/30/05         1,030            213,950,313           (146,002)
U.S. Treasury Nts., 5 yr.           9/21/05           389             42,309,828            (52,459)
U.S. Treasury Nts., 10 yr.          9/21/05           632             71,583,875           (475,768)
                                                                                    ----------------
                                                                                           (680,802)
                                                                                    ----------------
                                                                                    $     3,118,594
                                                                                    ================

INTEREST RATE SWAP CONTRACTS. The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of May 31, 2005, the Fund had entered into the following interest rate swap agreements:


9      |      OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS  MAY 31, 2005/UNAUDITED
--------------------------------------------------------------------------------

                                             RATE              RATE
                                          PAID BY       RECEIVED BY
            SWAP          NOTIONAL    THE FUND AT       THE FUND AT         FLOATING     TERMINATION       UNREALIZED
    COUNTERPARTY            AMOUNT   MAY 31, 2005      MAY 31, 2005       RATE INDEX            DATE     DEPRECIATION
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley                                                           Three-Month
Capital Services    $    1,000,000           3.12%            1.895%           LIBOR          4/2/06     $     16,951

Index abbreviations are as follows:

LIBOR               London-Interbank Offered Rate

TOTAL RETURN SWAP CONTRACTS. The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of May 31, 2005, the Fund had entered into the following total return swap agreements:

                                            PAID BY       RECEIVED BY                           UNREALIZED
          SWAP       NOTIONAL           THE FUND AT       THE FUND AT      TERMINATION        APPRECIATION
  COUNTERPARTY         AMOUNT          MAY 31, 2005      MAY 31, 2005             DATE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
                                    One-Month LIBOR
UBS AG           $  4,480,000            Minus 0.25%            1.510%         12/1/05      $           --

Index abbreviations are as follows:

LIBOR               London-Interbank Offered Rate

ILLIQUID SECURITIES. As of May 31, 2005, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

SECURITIES LENDING. The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of May 31, 2005, the Fund had on loan securities valued at $97,970,416. Collateral of $99,907,373 was received for the loans, of which, $4,381,440 was received in cash and subsequently invested in approved instruments.


10      |      OPPENHEIMER U.S. GOVERNMENT TRUST

ITEM 2. CONTROLS AND PROCEDURES.

       (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of May 31, 2005, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

       (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

       (a)  Exhibits attached hereto. (Attach certifications as exhibits)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer U.S. Government Trust


By:   /s/ John V. Murphy
      -------------------
      John V. Murphy

      Principal Executive Officer

Date: July 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ John V. Murphy
      -------------------
      John V. Murphy

      Principal Executive Officer

Date: July 15, 2005


By:   /s/ Brian W. Wixted
      --------------------
      Brian W. Wixted

      Chief Financial Officer

Date: July 15, 2005